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                                                                   EXHIBIT 21.01

                       ALLIANCE SEMICONDUCTOR CORPORATION
                           SUBSIDIARIES OF REGISTRANT

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Name of Subsidiary of Alliance Semiconductor Corporation      Jurisdiction or State of Incorporation
--------------------------------------------------------      --------------------------------------
Alliance Semiconductor Holding Company, LLC                                  Delaware

Alliance Semiconductor International Corporation                          Cayman Islands

Alliance Semiconductor International Corporation                             Delaware

Alliance Semiconductor (India) Private Limited                                 India

Alliance Semiconductor (S.A.) (Pty) Ltd.                                   South Africa

Alliance Semiconductor, South Africa, LLC                                    Delaware

Alliance Venture Management, LLC                                            California

Alliance Ventures I, LP                                                     California

Alliance Ventures II, LP                                                    California

Alliance Ventures III, LP                                                   California

Alliance Ventures IV, LP                                                    California

Alliance Ventures V, LP                                                     California

Chip Engines, Inc.                                                          California

Dioptech, Inc.                                                               Delaware

Nimbus Technology, Inc.                                                     California

SiPackets, Inc.                                                             California

Solar Venture Partners, LP                                                  California
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